Exhibit 10.53

AMENDMENT NO. 9

TO THE

MASTER SERVICES AGREEMENT

And

SUPPLEMENT A

BETWEEN

CORELOGIC SOLUTIONS, LLC

AND

NTT DATA SERVICES, LLC

Amendment 9 Effective Date January 31, 2020

This document contains proprietary and confidential information of CoreLogic and
NTT DATA Services. The information contained in this document may not be disclosed outside either Party without the prior written permission of the other
Party.

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL     Amendment No. 9

Exhibit 10.53

AMENDMENT NO. 9

TO THE

MASTER SERVICES AGREEMENT
THIS AMENDMENT NO. 9 (this "Amendment") is entered into as of January 17, 2020 (the "Amendment Date") by and between CoreLogic Solutions LLC ("CoreLogic") NTT DATA Services, LLC ("Supplier") to be effective as of January 31, 2020, ("Amendment Effective Date").
WHEREAS, CoreLogic and Supplier are parties to a MSA and Supplement A, each dated as of July 19, 2012; Amendments 1 through 8;
WHEREAS, CoreLogic and Supplier intend to further amend and restate the Agreement documents as set forth below to extend the term of Supplement A for a one year period and to clarify certain pricing elements of the contract extension.
NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, CoreLogic and Supplier hereby agree as follows:

1.	APPLICABILITY OF PROVISIONS OF THE AGREEMENT

This Amendment is subject to, and shall be governed by, all of the provisions of the Agreement, except to the extent such provisions are expressly modified by this Amendment. Capitalized terms used herein shall have the respective meaning ascribed to each by the Agreement except as otherwise expressly set forth in this Amendment.

2.	EXTENSTION OF SUPPLEMENT A

Pursuant to Section 3.2 (Notice and Extension of Term of Supplements) of the MSA, CoreLogic hereby exercises its option to extend the term of Supplement A for a one year period ending January 31, 2021 . The parties are discussing pricing proposals which, upon agreement, will be codified in an amendment to the Agreement. For clarification, the terms set forth in Section 3 of this Amendment shall control related to pricing and baselines for the one year extension.

3.	CLARIFICATION AND AMENDED PRICING AND BASELINES

Effective as of 12:00:01 a.m., U.S. Pacific Time on the Amendment Effective Date:

•	The 2019 rate card (Schedule A.4.7) will be extended for 2020 with the applicable ECA applied pursuant to the terms of the Agreement;

•	Baseline volumes (Schedule A.4.3) will be extended for 2020 without modification.

•	ARC-RRC rates (Schedule A.4.4) will be extended for 2020 with the applicable ECA applied pursuant to the terms of the Agreement.

4.     AMENDMENT TO MSA

Section 3.2 of the MSA is deleted in its entirety and replace with the following:

"3.2 Notice and Extension of Term of Supplements.

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL     Amendment No. 9

Exhibit 10.53

CoreLogic may, at its sole option, extend the Term of any Supplement for up to two (2) successive periods of one (1) year each on the terms and conditions then set forth in this Agreement and such Supplement by providing Supplier ninety (90) days written notice prior to the end of the applicable term expiration."

5.     GOVERNING LAW.

This Amendment shall be governed by and construed in accordance with the terms set forth in Section 19.4 of the Agreement.

6.    HEADINGS.

The article and section headings and the table of contents used herein are for reference and convenience only and will not be considered in the interpretation of this Amendment.

7.    OTHER PROVISIONS OF THE AGREEMENT UNCHANGED.

Except as specifically amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect and shall not be altered by this Amendment.

8.    SIGNATURES.

This Amendment may be signed in multiple counterparts, each of which shall be an original but all of which shall constitute one and the same Amendment. Signatures to this Amendment sent by facsimile or by PDF shall be deemed for all purposes to be the same as original signatures.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

CORELOGIC SOLUTIONS, LLC

By: /s/ Jim Balas

Printed Name: Jim Balas

Title: Chief Financial Officer

1/23/2020

NTT DATA SERVICES, LLC

By: /s/ David Croxville

Printed Name: David Croxville

Title: EVP and CFO

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL     Amendment No. 9